Southern Connecticut Bancorp 10-K

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Southern Connecticut Bancorp, Inc. (the “Company“) for the period ended December 31, 2011(the “Report“), I, Joseph J. Greco, Chief Executive Officer of the Company and of the Company’s wholly-owned subsidiary, The Bank of Southern Connecticut, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2011 (the last date of the period covered by the Report).

Date: March 30, 2012

By:	/s/ JOSEPH J. GRECO
Joseph J. Greco Chief Executive Officer